UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      September 17, 2008
                                                  ------------------------------

                                SBT Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)

              000-51832                               20-4343972
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      (Commission File Number)             (IRS Employer Identification No.)


   760 Hopmeadow Street, P.O. Box 248, Simsbury, CT            06070
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       (Address of Principal Executive Offices)              (Zip Code)

                                 (860) 408-5493
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

SBT Bancorp, Inc. (the "Company")(OTCBB: SBTB), holding company for The Simsbury Bank & Trust Company (the "Bank"), announced today that the U.S. government's recent actions with respect to Fannie Mae and Freddie Mac would adversely impact the value of the Bank's preferred stock investments in Fannie Mae and Freddie Mac. As of June 30, 2008, the Bank's amortized cost basis of preferred stock issued by those entities was $1,772,100. No additional purchases have occurred since June 30, 2008. The Company and the Bank have no other equity exposure to those entities. Management has evaluated the capital condition of both the Company and the Bank and expect that both will remain above the highest regulatory capital level of "well capitalized" under any valuation scenario involving Fannie Mae and Freddie Mac preferred stock holdings.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SBT BANCORP, INC.



                                 By:  /s/ Martin J. Geitz
                                    --------------------------------------------
                                  Title:   President and Chief Executive Officer


Dated:  September 17, 2008